Pursuant to 17 CFR 240.24b-2, confidential information (indicated by [***]) has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Exhibit 10.3

AMENDMENT NUMBER 2

Amendment Date: August 1, 2005

To

MICROSOFT OEM EMBEDDED OPERATING SYSTEMS LICENSE AGREEMENT FOR REFERENCE PLATFORM DEVICES

Between MICROSOFT LICENSING, GP, A general partnership organized under the laws of: State of Nevada, USA (“MS”) And PALM, INC (formerly known as PALMONE, INC.) a corporation organized under the laws of Delaware (“COMPANY”)

MS Agreement Number 5140570011

Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced agreement (hereinafter the “License Agreement”) are hereby amended by this instrument (hereinafter the “Amendment”), as follows:

1.	Effective July 1, 2005 COMPANY’s name changed from PALMONE, INC to PALM, INC. Effective as of the Amendment Date “COMPANY” shall be defined as “PALM, INC.”

2.	The PRODUCT AND ROYALTY SCHEDULE Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC is hereby added to the License Agreement.

3.	The PRODUCT AND ROYALTY SCHEDULE MOBILITY APPLICATIONS is hereby added to the License Agreement.

4.	The Third Party Installer Schedule of the License Agreement is hereby amended and replaced with the attached Third Party Installer Schedule.

5.	The Third Party Integrator Schedule of the License Agreement is hereby amended and replaced with the attached Third Party Integrator Schedule.

MICROSOFT LICENSING, GP		PALM, INC.

A general partnership organized under the laws of: The State of Nevada, U.S.A.		A company organized under the laws of: State of Delaware

By:	/s/ [***]	By:	/s/ [***]
	(signature)		(signature)

Name:	[***]	Name:	[***]
	(printed)		(printed)

Title:	OEM Contract Revenue Director	Title:	President and CEO
	(printed)		(printed)

Date:	August 31, 2005	Date:	August 30, 2005
	(printed)		(printed)

CONFIDENTIAL

31609v4 Amendment to the Microsoft OEM Embedded Operating Systems For Reference Platform Devices

Form 2.8. 12

Tracking Number: 5140570037-4

PRODUCT AND ROYALTY SCHEDULE

Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC

Licensed Product Name and Version	Licensable Part Number *	Language Version *	Applicable Additional Provisions	Royalty US$ **
Microsoft® Windows Mobile™ Version 5.0	E03-00962	(Brazilian)	1-6, 8, 11,
Software for Pocket PC, Standard Edition	E03-00968	(Czech)	13
	E03-00970	(Danish)
	E03-00999	(Dutch)
	E03-01003	(English)
	E03-00974	(Finnish)
	E03-00976	(French)
	E03-00978	(German)
	E03-00980	(Greek)
	E03-00982	(Italian)
	E03-00988	(Norwegian)
	E03-00990	(Polish)
	E03-00992	(Portuguese)
	E03-00994	(Russian)
	E03-00996	(Spanish)
	E03-00998	(Swedish)
Microsoft® Windows Mobile™ Version 5.0	E03-00961	(Brazilian)	1-8, 11, 13
Software for Pocket PC, Premium Edition	E03-00963	(Chinese Simplified)
	E03-00965	(Chinese Traditional)
	E03-00967	(Czech)
	E03-00969	(Danish)
	E03-00971	(Dutch)
	E03-01001	(English)
	E03-00973	(Finnish)
	E03-00975	(French)
	E03-00977	(German)
	E03-00979	(Greek)
	E03-00981	(Italian)
	E03-00983	(Japanese)
	E03-00985	(Korean)
	E03-00987	(Norwegian)
	E03-00989	(Polish)
	E03-00991	(Portuguese)
	E03-00993	(Russian)
	E03-00995	(Spanish)
	E03-00997	(Swedish)

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

Licensed Product Name and Version	Licensable Part Number *	Language Version *	Applicable Additional Provisions	Royalty US$ **
Microsoft® Windows Mobile™ Version 5.0	R53-00303	(Brazilian)	1-8, 10, 11,	$	[***]
Software for Pocket PC, Phone Edition	R53-00302	(Chinese Simplified)	13	$	[***]
(GSM/GPRS)	R53-00308	(Chinese Traditional)		$	[***]
	R53-00313	(Czech)		$	[***]
	R53-00314	(Danish)		$	[***]
	R53-00311	(Dutch)		$	[***]
	R53-00300	(English)		$	[***]
	R53-00316	(Finnish)		$	[***]
	R53-00304	(French)		$	[***]
	R53-00301	(German)		$	[***]
	R53-00337	(Greek)		$	[***]
	R53-00305	(Italian)		$	[***]
	R53-00309	(Japanese)		$	[***]
	R53-00310	(Korean)		$	[***]
	R53-00338	(Norwegian)		$	[***]
	R53-00312	(Polish)		$	[***]
	R53-00315	(Portuguese)		$	[***]
	R53-00306	(Russian)		$	[***]
	R53-00307	(Spanish)		$	[***]
	R53-00339	(Swedish)		$	[***]
Microsoft® Windows Mobile™ Version 5.0	R53-00343	(Brazilian)	1-8, 10, 11,	$	[***]
Software for Pocket PC, Phone Edition	R53-00348	(Chinese Simplified)	13	$	[***]
(CDMA/1xRTT)	R53-00342	(Chinese Traditional)		$	[***]
	R53-00353	(Czech)		$	[***]
	R53-00354	(Danish)		$	[***]
	R53-00351	(Dutch)		$	[***]
	R53-00340	(English)		$	[***]
	R53-00356	(Finnish)		$	[***]
	R53-00344	(French)		$	[***]
	R53-00341	(German)		$	[***]
	R53-00357	(Greek)		$	[***]
	R53-00345	(Italian)		$	[***]
	R53-00349	(Japanese)		$	[***]
	R53-00350	(Korean)		$	[***]
	R53-00358	(Norwegian)		$	[***]
	R53-00352	(Polish)		$	[***]
	R53-00355	(Portuguese)		$	[***]
	R53-00346	(Russian)		$	[***]
	R53-00347	(Spanish)		$	[***]
	R53-00359	(Swedish)		$	[***]

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

Licensed Product Name and Version	Licensable Part Number *	Language Version *	Applicable Additional Provisions	Royalty US$ **
Microsoft® Windows Mobile™ Version 5.0	E03-00904	(Brazilian)	1-6, 8, 9,
Software for Pocket PC, Standard Edition with	E03-00910	(Czech)	11, 13
Microsoft Outlook® 2002	E03-00912	(Danish)
	E03-00914	(Dutch)
	E03-01002	(English)
	E03-00916	(Finnish)
	E03-00918	(French)
	E03-00920	(German)
	E03-00921	(Greek)
	E03-00924	(Italian)
	E03-00930	(Norwegian)
	E03-00932	(Polish)
	E03-00934	(Portuguese)
	E03-00936	(Russian)
	E03-00938	(Spanish)
	E03-00940	(Swedish)
Microsoft® Windows Mobile™ Version 5.0	E03-00903	(Brazilian)	1-9, 11, 13
Software for Pocket PC, Premium Edition with	E03-00905	(Chinese Simplified)
Microsoft Outlook® 2002	E03-00907	(Chinese Traditional)
	E03-00909	(Czech)
	E03-00911	(Danish)
	E03-00913	(Dutch)
	E03-01000	(English)
	E03-00915	(Finnish)
	E03-00917	(French)
	E03-00919	(German)
	E03-00922	(Greek)
	E03-00923	(Italian)
	E03-00925	(Japanese)
	E03-00927	(Korean)
	E03-00929	(Norwegian)
	E03-00931	(Polish)
	E03-00933	(Portuguese)
	E03-00935	(Russian)
	E03-00937	(Spanish)
	E03-00939	(Swedish)

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

Licensed Product Name and Version	Licensable Part Number *	Language Version *	Applicable Additional Provisions	Royalty US$ **
Microsoft® Windows Mobile™ Version 5.0	R53-00383	(Brazilian)	1-11, 13	$	[***]
Software for Pocket PC, Phone Edition	R53-00382	(Chinese Simplified)		$	[***]
(GSM/GPRS) with Microsoft Outlook® 2002	R53-00388	(Chinese Traditional)		$	[***]
	R53-00393	(Czech)		$	[***]
	R53-00394	(Danish)		$	[***]
	R53-00391	(Dutch)		$	[***]
	R53-00380	(English)		$	[***]
	R53-00396	(Finnish)		$	[***]
	R53-00384	(French)		$	[***]
	R53-00381	(German)		$	[***]
	R53-00397	(Greek)		$	[***]
	R53-00385	(Italian)		$	[***]
	R53-00389	(Japanese)		$	[***]
	R53-00390	(Korean)		$	[***]
	R53-00398	(Norwegian)		$	[***]
	R53-00392	(Polish)		$	[***]
	R53-00395	(Portuguese)		$	[***]
	R53-00386	(Russian)		$	[***]
	R53-00387	(Spanish)		$	[***]
	R53-00399	(Swedish)		$	[***]
Microsoft® Windows Mobile™ Version 5.0	R53-00443	(Brazilian)	1-11, 13	$	[***]
Software for Pocket PC, Phone Edition	R53-00442	(Chinese Simplified)		$	[***]
(CDMA/1xRTT) with Microsoft Outlook® 2002	R53-00448	(Chinese Traditional)		$	[***]
	R53-00453	(Czech)		$	[***]
	R53-00454	(Danish)		$	[***]
	R53-00451	(Dutch)		$	[***]
	R53-00440	(English)		$	[***]
	R53-00456	(Finnish)		$	[***]
	R53-00444	(French)		$	[***]
	R53-00441	(German)		$	[***]
	R53-00457	(Greek)		$	[***]
	R53-00445	(Italian)		$	[***]
	R53-00449	(Japanese)		$	[***]
	R53-00450	(Korean)		$	[***]
	R53-00458	(Norwegian)		$	[***]
	R53-00452	(Polish)		$	[***]
	R53-00455	(Portuguese)		$	[***]
	R53-00446	(Russian)		$	[***]
	R53-00447	(Spanish)		$	[***]
	R53-00459	(Swedish)		$	[***]

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

Licensed Product Name and Version	Licensable Part Number *	Language Version *	Applicable Additional Provisions	Royalty US$ **
Microsoft® Windows Mobile™ Version 5.0	E03-00886	(Brazilian)	1-6, 8, 11-
Software for Pocket PC, Standard Edition,	E03-00883	(English)	13
UPGRADE	E03-00887	(French)
	E03-00884	(German)
	E03-00888	(Italian)
	E03-00890	(Spanish)
Microsoft® Windows Mobile™ Version 5.0	E03-00944	(Brazilian)	1-8, 11-13
Software for Pocket PC, Premium Edition,	E03-00943	(Chinese Simplified)
UPGRADE	E03-00949	(Chinese Traditional)
	E03-00941	(English)
	E03-00945	(French)
	E03-00942	(German)
	E03-00946	(Italian)
	E03-00950	(Japanese)
	E03-00951	(Korean)
	E03-00948	(Spanish)
Microsoft® Windows Mobile™ Version 5.0	E03-01007	(Brazilian)	1-6, 8, 9,
Software for Pocket PC, Standard Edition with	E03-01004	(English)	11-13
Microsoft Outlook® 2002, UPGRADE	E03-01008	(French)
	E03-01005	(German)
	E03-01009	(Italian)
	E03-01011	(Spanish)
Microsoft® Windows Mobile™ Version 5.0	E03-01027	(Brazilian)	1-9, 11-13
Software for Pocket PC, Premium Edition with	E03-01026	(Chinese Simplified)
Microsoft Outlook® 2002, UPGRADE	E03-01032	(Chinese Traditional)
	E03-01024	(English)
	E03-01028	(French)
	E03-01025	(German)
	E03-01029	(Italian)
	E03-01033	(Japanese)
	E03-01034	(Korean)
	E03-01031	(Spanish)
Microsoft® Windows Mobile™ Version 5.0	R53-00317	(Brazilian)	1-8, 10-13
Software for Pocket PC, Phone Edition	R53-00318	(Chinese Simplified)
(GSM/GPRS), UPGRADE	R53-00319	(Chinese Traditional)
	R53-00323	(English)
	R53-00325	(French)
	R53-00326	(German)
	R53-00328	(Italian)
	R53-00335	(Spanish)

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

Licensed Product Name and Version	Licensable Part Number *	Language Version *	Applicable Additional Provisions	Royalty US$ **
Microsoft® Windows Mobile™ Version 5.0	R53-00360	(Brazilian)	1-8, 10-13
Software for Pocket PC, Phone Edition	R53-00361	(Chinese Simplified)
(CDMA/1xRTT), UPGRADE	R53-00362	(Chinese Traditional)
	R53-00366	(English)
	R53-00368	(French)
	R53-00372	(Japanese)
	R53-00373	(Korean)
Microsoft® Windows Mobile™ Version 5.0	R53-00400	(Brazilian)	1-13
Software for Pocket PC, Phone Edition	R53-00401	(Chinese Simplified)
(GSM/GPRS) with Microsoft Outlook® 2002,	R53-00402	(Chinese Traditional)
UPGRADE	R53-00406	(English)
	R53-00408	(French)
	R53-00409	(German)
	R53-00411	(Italian)
	R53-00418	(Spanish)
Microsoft® Windows Mobile™ Version 5.0	R53-00420	(Brazilian)	1-13
Software for Pocket PC, Phone Edition	R53-00421	(Chinese Simplified)
(CDMA/1xRTT) with Microsoft Outlook® 2002,	R53-00422	(Chinese Traditional)
UPGRADE	R53-00426	(English)
	R53-00428	(French)
	R53-00432	(Japanese)
	R53-00433	(Korean)

*	Language versions are licensed only on an if and as available basis.

**	A Licensed Product is not licensed hereunder unless royalty rate(s) are indicated in the Licensed Product table.

ADDITIONAL PROVISIONS

The following provisions (“Additional Provisions”) apply to the Licensed Product(s) as indicated above and are in addition to the General Terms and Conditions of this License Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the General Terms and Conditions.

1. COMPANY may install this Licensed Product as permitted in the Licensed Product Deliverables documentation. COMPANY is not licensed to, and agrees that it will not, modify in any way, or delete any aspect of this Licensed Product as delivered by MS in the Licensed Product Deliverables, except if and as specifically permitted in the Licensed Product Deliverables documentation or as otherwise agreed in writing by the parties, including, but not limited to, those modifications and/or deletions permitted under the Development and Marketing Agreement (the “Collaboration Agreement”) entered into between COMPANY and MSCORP as of May 26, 2004 (collectively, the “Allowable Modifications”).

2. Logo. COMPANY may display the “Designed for Windows Mobile” logo, or other logo(s) specified by MSCORP and MS, in accordance with a separate logo license agreement to be executed between COMPANY and MSCORP, on all Devices and related materials distributed by COMPANY. COMPANY acknowledges that MSCORP and MS may at any time discontinue, modify or replace the use of the “Designed for Windows Mobile” logo, and agrees to negotiate with MSCORP and/or MS in good faith any amendments to this License Agreement or the logo license agreement or separate agreements necessary in connection with any replacement to the “Designed for Windows Mobile” logo program. COMPANY shall have a reasonable period of time to implement any modified or replaced logos.

3. Licensed Product Name and Version. COMPANY’s distribution license applies only to the Licensed Product version(s) as indicated in the table above. The version configurations are described in the Licensed Product Deliverables documentation. A Licensed Product release will be designated by an increase in the version number, year designation or as MS may otherwise designate.

4. Licensed Product Edition. COMPANY’s distribution license applies only to the Licensed Product edition(s), (i.e. Standard, Premium or Phone Edition), as indicated in the table above. The edition configurations are described in the Licensed Product Deliverables documentation.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

5. Handwriting Recognition. The Licensed Product may include handwriting recognition component(s). COMPANY acknowledges and agrees that:

(a) handwriting recognition is an inherently statistical process;

(b) errors can occur in the component’s recognition of the end-user’s handwriting, and the final conversion into text; and

(c) neither MS nor its Suppliers shall be liable for any damages to any party arising out of errors in the handwriting recognition process.

6. In addition to Section 7(a) of the General Terms and Conditions, COMPANY shall enter into a Microsoft Premier Support Agreement in conjunction with this License Agreement, or shall demonstrate to MS that COMPANY has obtained or arranged an equivalent level of support independently.

7. Chinese Language Version Restrictions. Notwithstanding anything in this License Agreement to the contrary, this Licensed Product shall be subject to the following distribution limitations:

(a) (i) The Simplified Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of Taiwan; and

(ii) The Traditional Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of the People’s Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY shall advise its Channel of such distribution limitations. COMPANY shall defend, indemnify and hold harmless MS and MSCORP from and against all damages, costs and attorneys’ fees arising from third party claims or demands resulting from COMPANY’s failure to advise its Channel of such distribution limitations subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 7(b)(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonable withheld.

8. COMPANY’s Companion CD.

(a) For purposes of this License Agreement, COMPANY is hereby licensed to use the MS Companion CD to create a distributable CD (“COMPANY’s Companion CD”), in accordance with the Licensed Product Deliverables instructions. In addition to the MS Companion CD contents, COMPANY shall add the following to COMPANY’s Companion CD: (i) COMPANY’s logo and/or Mobile Operator logo; and (ii) non-Microsoft software owned or licensed by COMPANY that COMPANY chooses to include on COMPANY’s Companion CD (“COMPANY Software”).

(b) The grant in this Additional Provision is subject to the conditions that (i) COMPANY owns or maintains effective licenses for the COMPANY Software and (ii) COMPANY obligates its Channel to Section 2(b) of the General Terms and Conditions of this License Agreement.

(c) In creating COMPANY’s Companion CD, COMPANY shall transfer all files from MS Companion CD to COMPANY’s Companion CD, and may not modify, obscure or omit any files contained on the MS Companion CD, except as expressly authorized by the Licensed Product Deliverables instructions.

(d) COMPANY may not transfer or copy any files contained on the MS Companion CD to any media other than COMPANY’s Companion CD.

(e) COMPANY may not engage an AR to replicate COMPANY’s Companion CD until COMPANY receives notice from MS that COMPANY’s Companion CD has passed the MSCORP Compatibility Test as outlined in the Licensed Product Deliverables.

(f) If COMPANY engages an AR to replicate COMPANY’s Companion CD before COMPANY receives such MS approval, neither MS nor its Suppliers shall be responsible for any costs or damages incurred by COMPANY (including, without limitation, costs or damages incurred if MS requires changes to COMPANY’s Companion CD).

(g) COMPANY shall distribute COMPANY’s Companion CD (i) in the form and packaging as received from the AR and (ii) only in the Device packaging. Notwithstanding AP 8(g)(ii), COMPANY or COMPANY’s authorized service representative may distribute a replacement COMPANY’s Companion CD separate from the Device if each of the following are satisfied: (1) such replacement COMPANY’s Companion CD is provided to a Device end user for support purposes (e.g., the COMPANY’s Companion CD was lost or destroyed by the Device end user); (2) COMPANY shall use commercially reasonable efforts to authenticate the Device end user prior to distributing the replacement COMPANY’s Companion CD; (3) such replacement COMPANY’s Companion CD shall be distributed directly from the COMPANY or COMPANY authorized service representative to the Device end user and not distributed through the Channel; and (4) no more than 2 replacement COMPANY’s Companion CDs may be distributed to the same Device end user.

(h) COMPANY hereby agrees that it owns all right, title and interest in, or has all necessary rights to authorize the AR to replicate, the COMPANY Software. COMPANY shall defend, indemnify and hold harmless MS and its Suppliers from and against any and all third party claims or demands, including reasonable attorneys’ fees, arising out of or related to the replication, licensing, distribution, or use of the COMPANY Software subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 8h(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonable withheld.

9. Outlook 2002 Distribution. The Microsoft Outlook 2002 software for desktop computers shall only be distributed as part of COMPANY’s Companion CD. COMPANY shall not separately advertise, provide a separate price for, or otherwise separately market the Outlook 2002 software for desktop computers.

10. COMPANY and MS agree that the following provisions shall apply with respect to this Licensed Product:

(a) COMPANY or Mobile Operators shall be responsible for compliance with all applicable telecommunications laws and regulations relating to the Devices. COMPANY shall indemnify, defend and hold MS and MSCORP harmless from and against any and all third party claims or demands, including reasonable attorneys’ fees arising out of or related to COMPANY’s or any Mobile Operator’s failure to obtain or maintain any required permit, approval, license or certification or failure to comply with any regulation, statute, order or decree applicable to the Devices subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 10a(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonable withheld.

(b) MS has not obtained or conveyed to COMPANY (and COMPANY itself shall be responsible for obtaining) any necessary patent and other intellectual property licenses with respect to the use of any underlying intellectual property applicable to standards (collectively, “Standards”) implemented in COMPANY’s Devices including, without limitation: Global System for Mobile (Communications) (GSM); General Packet Radio Service (GPRS); and Code Division Multiple Access (CDMA) and Single Carrier Radio Transmission Technology (CDMA/1xRTT). The foregoing shall not apply to Standards that are fully implemented in the Licensed Product unless MS expressly provides notice to COMPANY to the contrary in the License Agreement, the Licensed Product Deliverables documentation or in the documentation accompanying Supplemental Code implemented by COMPANY (excluding any mandatory Supplemental Code distributed by MS solely for the purposes of transferring an obligation to pay third party royalties for Standards from MS to COMPANY). For clarification, COMPANY shall itself be responsible for obtaining any intellectual property licenses related to the SMPTE VC-1 Standard.

(c) Between the parties, COMPANY shall be solely responsible for all negotiations, agreements, tests, and other required actions with Mobile Operators with respect to the use of the Devices on such Mobile Operator’s network.

(d) COMPANY acknowledges and agrees that MS may independently negotiate marketing and other arrangements with Mobile Operators, retailers, distributors, and/or other Channel members supporting the Devices, provided that such arrangements shall not modify existing obligations of or impose additional obligations upon COMPANY or involve the usage of COMPANY’s logos or trademarks without the written approval of COMPANY which shall not be unreasonably withheld provided that any usage of COMPANY’s trademarks, logos or product images shall be pursuant to the terms of a signed written agreement between the parties.

(e) COMPANY shall contractually prohibit Mobile Operators from removing, modifying or suppressing any part of the Image (including without limitation the User Interface), except as otherwise permitted by the Licensed Product Deliverables documentation. Notwithstanding the foregoing, COMPANY may provide Mobile Operators with Supplemental Code, for distribution by such Mobile Operators to end users, after passing applicable testing with respect to the updated Image; and

(f) (i) MS shall have no responsibility hereunder to provide support services to any Mobile Operator or any end user of the Devices. MS may make available support service agreements to Mobile Operators or end users, with respect to the Device(s) and/or similar devices of other manufacturers incorporating the Licensed Product; and

(ii) COMPANY shall provide or shall ensure that the applicable Mobile Operator provides reasonable support services to end users of the Device.

(g) MS makes no representation or warranty that Devices operated with the Licensed Product will be compatible with the network structure of any particular Mobile Operator.

11. COMPANY shall be responsible for complying with applicable laws and regulations and providing appropriate warnings and disclaimers to end users related to an end user’s use of the Device, including without limitation, while operating a motor vehicle.

12. Upgrade Image.

(a) For purposes of this Additional Provision, the following terms shall have the indicated meanings:

(i) “Existing Pocket PC Device” means Device(s) listed in the table of this Additional Provision, which have been distributed by COMPANY to end users containing an Existing Pocket PC Image.

(ii) “Existing Pocket PC Image” means an Image containing a Predecessor Pocket PC Version of the Licensed Product obtained by COMPANY under a valid license with MS.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

(iii) “Predecessor Pocket PC Version” means a properly licensed version of any of the following products:

1 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Professional Edition with Microsoft Outlook® 2002

2 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium Edition with Microsoft Outlook® 2002

3 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Professional Edition

4 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium Edition

5 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS) with Microsoft Outlook® 2002

6 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS)

7 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT) with Microsoft Outlook® 2002

8 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT)

(iv) “Upgrade Pocket PC Image” means an Image that completely replaces the Existing Pocket PC Image.

(b) MS grants COMPANY the right to distribute, directly or through its Channel, one (1) Upgrade Pocket PC Image to each licensed end user of an Existing Pocket PC Device only to upgrade the end user’s Existing Pocket PC Device. COMPANY shall distribute, separate from a Device, the Upgrade Pocket PC Image either on external media or via COMPANY’s restricted access website as a download. Such license grant is subject to the following:

(i) COMPANY shall ensure that the Upgrade Pocket PC Image completely replaces the Existing Pocket PC Image upon installation (end user data and/or end user configuration settings may remain intact);

(ii) COMPANY shall configure the Upgrade Pocket PC Image to ensure that it executes solely on the applicable Existing Pocket PC Device and will not function or install on any other device or system;

(iii) COMPANY shall configure the Upgrade Pocket PC Image to ensure that it will not function or install on an Existing Pocket PC Device until a commercially reasonable authentication process of the Existing Pocket PC Device and Existing Pocket PC Image is performed;

(iv) COMPANY shall establish a commercially reasonable procedure to assure the return or destruction of any replaced Existing Pocket PC Image (for example, an Upgrade Pocket PC Image that erases or permanently disables the replaced Existing Pocket PC Image would satisfy this requirement);

(v) (1) Upon request of a licensed end user, COMPANY may distribute a single copy of an Upgrade Pocket PC Image on external media to the licensed end user and such copy may be used by the licensed end user, COMPANY, or an authorized service representative of either the licensed end user or COMPANY to install the Upgrade Pocket PC Image on such end user’s additional units of the same Existing Pocket PC Device which contain the same Existing Pocket PC Image (for example, the Upgrade Pocket PC Image may be installed via the licensed end user’s internal network); and

(2) In the event that COMPANY elects to provide the licensed end user with only a single copy of the Upgrade Pocket PC Image on external media for installation on more than one Existing Pocket PC Device as set forth above, COMPANY shall advise the licensed end user that the Upgrade Pocket PC Image may only be installed onto the additional units of the same Existing Pocket PC Device. Additionally, with regard to each licensed end user, COMPANY shall confirm the number of copies of the Upgrade Pocket PC Image required by the end user prior to distribution of the single copy of the Upgrade Pocket PC Image and shall clearly specify the confirmed number (A) on the EULA accompanying the Upgrade Pocket PC Image (i.e., COMPANY may provide the following conspicuously on the EULA: “Authorized Number of Installations of the Upgrade Pocket PC Image =             ”) or (B) in a separate notice to the licensed end user. COMPANY shall instruct licensed end users to keep such EULA or notice for their records;

(vi) (1) COMPANY shall distribute the EULA terms in accordance with Attachment 1 hereto in such a manner that the EULA terms are guaranteed to be distributed with the Upgrade Pocket PC Image (for example, in the desktop installer utility software would satisfy this requirement).

(2) in addition to the provisions of Attachment 1, COMPANY shall include the following additional text in the EULA being distributed with Upgrade Pocket PC Image media:

[Insert after “Microsoft® Outlook® 2002” paragraph of EULA:]

Upgrade Software. [COMPANY] is distributing the accompanying SOFTWARE in this format exclusively for installation as an upgrade to previously distributed DEVICES preinstalled with one of the following: 1 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Professional Edition with Microsoft Outlook® 2002: 2 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium Edition with Microsoft Outlook® 2002: 3 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Professional Edition; 4 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium Edition; 5 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS) with Microsoft Outlook® 2002; 6 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (GSM/GPRS); 7 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT) with Microsoft Outlook® 2002; and 8 - Microsoft® Windows Mobile™ 2003 Software for Pocket PC, Premium with Phone Edition (CDMA/1xRTT).

Accordingly, you may follow the applicable instructions accompanying this SOFTWARE and install one (1) copy of the SOFTWARE on one (1) DEVICE presently containing a licensed copy of a predecessor version of the SOFTWARE (unless this EULA indicates that this SOFTWARE copy has been licensed for installation on multiple DEVICES). NO REPRESENTATION OR WARRANTY IS MADE BY MS WITH RESPECT TO THE COMPATIBILITY OF THIS

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

SOFTWARE WITH ANY DEVICE OR ANY OTHER EXISTING SOFTWARE OR DATA OF ANY KIND CONTAINED ON SUCH DEVICES, AND MS SHALL NOT BE RESPONSIBLE IN ANY REGARD WITH RESPECT TO ANY LOSS, CORRUPTION, MODIFICATION OR INACCESSIBILITY OF ANY DATA, APPLICATIONS OR OTHER SOFTWARE RESULTING FROM THE INSTALLATION OF THE SOFTWARE ON ANY DEVICE.

(3) the following statement must be displayed either on a break-the-seal label or printed prominently on the Upgrade Pocket PC Image packaging:

“Use of the software on the enclosed media or installed on the system is subject to the terms of the end user license agreement. You should not use the software program until you have read the end user license agreement. By using the software, you signify that you have read the end user license agreement and accept its terms.”

(vii) Upgrade Pocket PC Image Packaging Specifics:

(1) Title: The title should clearly identify the software contained on the media and name of the COMPANY providing it.

(2) Licensed Product Usage Text: This text must (A) identify the purpose of the media as upgrade of pre-installed software only; (B) identify the COMPANY; and (C) underscore that the COMPANY is solely responsible for performance of the upgraded software.

(3) Copyright Text: The following copyright text must be included on the media label: Portions © 1983-2004, Microsoft Corporation. All Rights Reserved.

(4) Media Label Text: the Upgrade Pocket PC Image media shall be clearly labeled “For Upgrade Purposes Only – not for use on a new Device. For use only with <Name and Model of the Device>”.

(5) Except as provided above, no MS or Suppliers or third party product names and/or logos may be listed on the media label or packaging artwork.

(c) If COMPANY makes Upgrade Pocket PC Images available on COMPANY’s restricted access website as a download, COMPANY shall comply with the following additional terms and conditions. COMPANY shall:

(i) make the Upgrade Pocket PC Images available only on the “customer support” section of its website;

(ii) state the purpose of the Upgrade Pocket PC Images and the Existing Pocket PC Devices on which end users may install and use the Upgrade Pocket PC Images;

(iii) ensure that prior to downloading of the Upgrade Pocket PC Image, the end user accepts the following additional EULA terms in a manner that forms a contract binding to the end user: “This software is provided only for use with, and for licensed end users of, the <Name and Model of the Device>. Use of the software is subject to the accompanying end user license agreement. Any other use of this software is strictly prohibited and may subject you to legal action”;

(iv) ensure that a commercially reasonable authentication process occurs prior to download of the Upgrade Pocket PC Images, which includes authentication of both the Existing Pocket PC Image and Existing Pocket PC Device;

(v) provide each end user with an electronic and/or hardcopy invoice as proof of purchase for each downloaded copy of the Upgrade Pocket PC Image; and

(vi) maintain accurate records of the number of Upgrade Pocket PC Images distributed, including serial numbers of Existing Pocket PC Devices on which such Upgrade Pocket PC Images were installed. COMPANY shall provide copies of such records to MS upon request.

(d) (i) COMPANY shall distribute one (1) COA correctly identifying the Licensed Product affixed to the APM distributed with the Upgrade Pocket PC Image.

(ii) Notwithstanding the foregoing, COMPANY shall not distribute a COA for (1) copies of Upgrade Pocket PC Images placed in use on additional units of the same model of Device pursuant to subsection (b)(v); above and (2) copies of Upgrade Pocket PC Images downloaded pursuant to subsection (c).

(e) COMPANY shall advise the licensed end user that the Upgrade Pocket PC Image media, if any, shall replace the previous Recovery Image media, if any, and may be maintained by the licensed end user for recovery purposes for the upgraded Existing Pocket PC Device. COMPANY shall establish a commercially reasonable procedure to assure the return or destruction of any replaced Recovery Image media.

(f) COMPANY shall reproduce the Upgrade Pocket PC Image only on COMPANY premises by (i) COMPANY employees or (ii) individuals under COMPANY’s direct supervision and control who are engaged to perform such services pursuant to a contract that includes appropriate non-disclosure and other covenants sufficient to satisfy COMPANY’s obligations under this License Agreement (“Contractors”), or have reproduction performed through an AR. COMPANY shall be responsible for any fees or costs imposed by an AR for reproduction services.

(g) COMPANY shall report the number of Upgrade Pocket PC Images distributed separately on its royalty report to MS. COMPANY shall pay the applicable Licensed Product royalty set forth in the Product and Royalty Schedule for each copy of Licensed Product Binaries distributed as a component of the Upgrade Pocket PC Image, or placed in use by an end user pursuant to subsection (b)(v) above.

13. (a) The Licensed Product Deliverables includes sample code located at: %_WINCEROOT%\PUBLIC\COMMON\OAK\DRIVERS\BLUETOOTH\SAMPLE (collectively, “Bluetooth Sample Code”). Prior to distribution of the Bluetooth Sample Code with an Image on a Device, COMPANY shall pass the Bluetooth Tests (defined below). “Bluetooth Tests” means a standard series of tests, as amended from time to time, to determine compliance with the Bluetooth certification process described at [***] or such other location that may be designated from time to time.

(b) NOTWITHSTANDING ANYTHING TO CONTRARY IN THE AGREEMENT, THE BLUETOOTH SAMPLE CODE IS PROVIDED “AS IS” AND WITH ALL FAULTS, THE ENTIRE RISK AS TO SATISFACTORY QUALITY, PERFORMANCE,

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

ACCURACY, AND EFFORT IS WITH COMPANY. WITH RESPECT TO THE BLUETOOTH SAMPLE CODE, MS AND ITS SUPPLIERS SPECIFICALLY DISCLAIM ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ALL WARRANTIES OTHERWISE SET FORTH IN THE LICENSE AGREEMENT, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, AND ANY WARRANTY THAT THE BLUETOOTH SAMPLE CODE OR ANY IMAGE INCLUDING THE BLUETOOTH SAMPLE CODE WILL OPERATE PROPERLY ON ANY DEVICES. MS AND ITS SUPPLIERS ALSO DISCLAIM ANY COMMON-LAW DUTIES RELATING TO ACCURACY OR LACK OF NEGLIGENCE. THERE IS NO WARRANTY AGAINST INTERFERENCE WITH COMPANY’S ENJOYMENT OF THE BLUETOOTH SAMPLE CODE OR AGAINST INFRINGEMENT.

DEVICES

Devices are described in the table below. Each listed Device must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY’s books and records) and externally (on the Device and packaging).

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”, etc.). Devices defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955, etc.).

COMPANY may elect to include as Device(s) new models which comply with all of the terms and conditions of this License Agreement by notifying MS of any such new model(s) when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

Product Number Key:

1. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Standard Edition

2. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Premium Edition

3. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS)

4. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT)

5. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Standard Edition with Microsoft Outlook® 2002

6. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Premium Edition with Microsoft Outlook® 2002

7. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) with Microsoft Outlook® 2002

8. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) with Microsoft Outlook® 2002

9. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Standard Edition, UPGRADE

10. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Premium Edition, UPGRADE

11. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Standard Edition with Microsoft Outlook® 2002, UPGRADE

12. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Premium Edition with Microsoft Outlook® 2002, UPGRADE

13. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS), UPGRADE

14. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT), UPGRADE

15. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (GSM/GPRS) with Microsoft Outlook® 2002, UPGRADE

16. Microsoft® Windows Mobile™ Version 5.0 Software for Pocket PC, Phone Edition (CDMA/1xRTT) with Microsoft Outlook® 2002, UPGRADE

A Licensed Product is not licensed for distribution with a listed Device, unless the product box for such Licensed Product in the Device table below is marked with an “X”.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

DEVICE TABLE

Model Name/Model Number	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16
Treo Series			X	X			X	X

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Device and in COMPANY’s internal books and records).

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

Attachment 1

EULA Terms

COMPANY shall sublicense the Licensed Product to end users by means of a EULA. COMPANY shall provide clear notice to Device customers before or at the time of purchase that the Device contains software that is subject to a license and that customer must agree to that license before it may use the Device. COMPANY shall distribute the EULA in a manner that is intended to form a contract binding the end user to the EULA terms under applicable law. The EULA shall contain the following terms. COMPANY may also include different or additional terms in the EULA, so long as they are no less protective of MS than the terms set forth below. COMPANY shall substitute its name for the bracketed text [COMPANY] in the EULA text below.

The following EULA terms and conditions apply to the MS operating system, not COMPANY’s software or hardware. COMPANY shall determine the need for, and shall prepare and distribute its own end user terms, conditions, restrictions and disclaimers applicable to COMPANY’s software and to hardware portions of the Device(s), in a manner intended to protect COMPANY, MS and MSCORP from claims arising in whole or in part in relation to COMPANY’s software and hardware.

REQUIRED EULA TEXT:

•

You have acquired a device (“DEVICE”) that includes software licensed by [COMPANY] from an affiliate of Microsoft Corporation (“MS”). Those installed software products of MS origin, as well as associated media, printed materials, and “online” or electronic documentation (“SOFTWARE”) are protected by international intellectual property laws and treaties. The SOFTWARE is licensed, not sold. All rights reserved.

•

IF YOU DO NOT AGREE TO THIS END USER LICENSE AGREEMENT (“EULA”), DO NOT USE THE DEVICE OR COPY THE SOFTWARE. INSTEAD, PROMPTLY CONTACT [COMPANY] FOR INSTRUCTIONS ON RETURN OF THE UNUSED DEVICE(S) FOR A REFUND. ANY USE OF THE SOFTWARE, INCLUDING BUT NOT LIMITED TO USE ON THE DEVICE, WILL CONSTITUTE YOUR AGREEMENT TO THIS EULA (OR RATIFICATION OF ANY PREVIOUS CONSENT).

•	SOFTWARE includes software already installed on the DEVICE (“DEVICE Software”) and MS software contained on the CD-ROM disk (“Companion CD”).

GRANT OF SOFTWARE LICENSE. This EULA grants you the following license:

DEVICE Software. You may use the DEVICE Software as installed on the DEVICE.

Companion CD. A Companion CD is included with your DEVICE, and you may install and use the Microsoft® ActiveSync® component on one (1) or more personal computers to exchange information with one (1) or more computing devices that contain a compatible version of the Microsoft® Windows Mobile™ Version 5.0 operating system. For other software component(s) contained on the Companion CD, you may install and use such components only in accordance with the terms of the printed or online end user license agreement(s) provided with such component(s). In the absence of an end user license agreement for particular component(s) of the Companion CD, you may install and use only one (1) copy of such component(s) on the DEVICE or a single personal computer with which you use the DEVICE.

Phone Functionality. If the DEVICE Software includes phone functionality, all or certain portions of the DEVICE Software may be inoperable if you do not have and maintain a service account with an appropriate wireless telecommunication carrier to whom [COMPANY] may distribute its DEVICES (“Mobile Operator”), or if the Mobile Operator’s network facilities are not operating or configured to operate with the DEVICE.

Microsoft® Outlook®. If Microsoft Outlook is included with your Device, the following terms apply to your use of Microsoft Outlook: (i) regardless of the information contained in the “Software Installation and Use” section of the online EULA you may install one (1) copy of Microsoft Outlook on one (1) personal computer to use, exchange data, share data, access and interact with the DEVICE, and (ii) the EULA for Microsoft Outlook is between [COMPANY] and the end user – not between the PC manufacturer and end user.

DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

•

Speech/Handwriting Recognition. If the DEVICE Software includes speech and/or handwriting recognition component(s), you should understand that speech and handwriting recognition are inherently statistical processes and that errors can occur in the component’s recognition of your handwriting, and the final conversion into text. Neither [COMPANY] nor its suppliers shall be liable for any damages arising out of errors in the speech and handwriting recognition process.

•

Limitations on Reverse Engineering, Decompilation and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

•

Single DEVICE. The DEVICE Software is licensed with the DEVICE as a single integrated product. The DEVICE Software installed in read only memory (“ROM”) of the DEVICE may only be used as part of the DEVICE.

•

Single EULA. The package for the DEVICE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). Even if you receive multiple versions of the EULA, you are licensed to use only one (1) copy of the DEVICE Software.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

•	NOTICE REGARDING THE MPEG-4 VISUAL STANDARD. The DEVICE Software may include MPEG-4 visual decoding technology. MPEG LA, L.L.C. requires the following notice:

USE OF THIS SOFTWARE IN ANY MANNER THAT COMPLIES WITH THE MPEG-4 VISUAL STANDARD IS PROHIBITED, EXCEPT FOR USE DIRECTLY RELATED TO (A) DATA OR INFORMATION (i) GENERATED BY AND OBTAINED WITHOUT CHARGE FROM A CONSUMER NOT THEREBY ENGAGED IN A BUSINESS ENTERPRISE, AND (ii) FOR PERSONAL USE ONLY; AND (B) OTHER USES SPECIFICALLY AND SEPARATELY LICENSED BY MPEG LA, L.L.C.

If you have questions regarding this Notice, please contact MPEG LA, L.L.C., 250 Steele Street, Suite 300, Denver, Colorado 80206; Telephone 303 331.1880; FAX 303 331.1879

•	Rental. You may not rent, lease, or lend the SOFTWARE.

•

SOFTWARE Transfer. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the DEVICE, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate(s) of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

If the DEVICE Software includes phone functionality, you may not permanently transfer any of your rights under this EULA with regard to the DEVICE Software or Companion CD, except as permitted by the applicable Mobile Operator. In the event that the Mobile Operator permits such transfer, you may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the DEVICE, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate(s) of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

•

Termination. Without prejudice to any other rights, [COMPANY] or MS may terminate this EULA if you fail to comply with the terms and conditions of this EULA. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

•

Security Updates/Digital Rights Management. Content providers are using the digital rights management technology (“DRM”) contained in your DEVICE to protect the integrity of their content (“Secure Content”) so that their intellectual property, including copyright, in such content is not misappropriated. Portions of the DEVICE Software and third party applications such as media players use DRM to play Secure Content (“DRM Software”). If the DRM Software’s security has been compromised, owners of Secure Content (“Secure Content Owners”) may request that MS block the ability of DRM license servers and personal computers to deliver new licenses that enable an affected DEVICE to play Secure Content. This action does not alter the DRM Software’s ability to play unprotected content. A list of revoked DRM Software is sent to your DEVICE whenever you download a license for Secure Content from the Internet or from your personal computer. You therefore agree that MS may, in conjunction with such license, also download revocation lists onto your DEVICE on behalf of Secure Content Owners. MS will not retrieve any personally identifiable information, or any other information, from your DEVICE by downloading such revocation lists.

•

Consent to Use of Data. You agree that MS, Microsoft Corporation, their affiliates and/or their designated agent may collect and use technical information gathered in any manner as part of product support services related to the DEVICE Software. MS, Microsoft Corporation, their affiliates and/or their designated agent may use this information solely to improve their products or to provide customized services or technologies to you. MS, Microsoft Corporation, their affiliates and/or their designated agent may disclose this information to others, but not in a form that personally identifies you.

•

Internet Gaming/Update Features. If the DEVICE Software provides, and you choose to utilize, the Internet gaming or update features within the DEVICE Software, it is necessary to use certain computer system, hardware, and software information to implement the features. By using these features, you explicitly authorize MS, Microsoft Corporation and/or their designated agent to use this information solely to improve their products or to provide customized services or technologies to you. MS or Microsoft Corporation may disclose this information to others, but not in a form that personally identifies you.

•

Internet-Based Services Components. The DEVICE Software may contain components that enable and facilitate the use of certain Internet-based services. You acknowledge and agree that MS, Microsoft Corporation, their affiliates and/or their designated agent may automatically check the version of the DEVICE Software and/or its components that you are utilizing and may provide upgrades or supplements to the DEVICE Software that may be automatically downloaded to your DEVICE.

•

Additional Software/Services. The DEVICE Software may permit [COMPANY], MS, Microsoft Corporation, their affiliates and/or their designated agent to provide or make available to you SOFTWARE updates, supplements, add-on components, or Internet-based services components of the SOFTWARE after the date you obtain your initial copy of the SOFTWARE (“Supplemental Components”).

•	If [COMPANY] provides or makes available to you Supplemental Components and no other EULA terms are provided along with the Supplemental Components, then the terms of this EULA shall apply.

•

If MS, Microsoft Corporation, their affiliates and/or their designated agent make available Supplemental Components, and no other EULA terms are provided, then the terms of this EULA shall apply, except that the MS, Microsoft Corporation or affiliate entity providing the Supplemental Component(s) shall be the licensor of the Supplemental Component(s).

•

[COMPANY], MS, Microsoft Corporation, their affiliates and/or their designated agent reserve the right to discontinue any Internet-based services provided to you or made available to you through the use of the DEVICE Software.

•

Links to Third Party Sites. The DEVICE Software may provide you with the ability to link to third party sites through the use of the DEVICE Software. The third party sites are not under the control of MS, Microsoft Corporation, their affiliates and/or their designated agent. Neither MS nor Microsoft Corporation nor their affiliates nor their designated agent are responsible for (i) the contents of any third party sites, any links contained in third party sites, or any changes or updates to third party sites, or (ii) webcasting or any other form of transmission received from any third party sites. If the DEVICE Software provides links to third party sites, those links are provided to you only as a convenience, and the inclusion of any link does not imply an endorsement of the third party site by MS, Microsoft Corporation, their affiliates and/or their designated agent.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

UPGRADES AND RECOVERY MEDIA.

•

DEVICE Software. If the DEVICE Software is provided by [COMPANY] separate from the DEVICE on media such as a ROM chip, CD ROM disk(s) or via web download or other means, and is labeled “For Upgrade Purposes Only” you may install one (1) copy of such DEVICE Software onto the DEVICE as a replacement copy for the existing DEVICE Software, and use it in accordance with this EULA, including any additional EULA terms accompanying the upgrade DEVICE Software.

•

COMPANION CD. If any software component(s) is provided by [COMPANY] separate from the DEVICE on CD ROM disk(s) or via web download or other means, and labeled “For Upgrade Purposes Only”, you may (i) install and use one (1) copy of such component(s) on the computer(s) you use to exchange data with the DEVICE as a replacement copy for the existing Companion CD component(s).

COPYRIGHT. All title and intellectual property rights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text and “applets,” incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE, are owned by MS or its suppliers (including Microsoft Corporation). You may not copy the printed materials accompanying the SOFTWARE. All title and intellectual property rights in and to the content which may be accessed through use of the SOFTWARE is the property of the respective content owner and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants you no rights to use such content. All rights not specifically granted under this EULA are reserved by MS and its suppliers (including Microsoft Corporation).

EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE is subject to U.S. and EU export jurisdiction. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see [***].

PRODUCT SUPPORT. Product support for the SOFTWARE is not provided by MS, its parent corporation Microsoft Corporation, or their affiliates or subsidiaries. For product support, please refer to [COMPANY] support number provided in the documentation for the DEVICE. Should you have any questions concerning this EULA, or if you desire to contact [COMPANY] for any other reason, please refer to the address provided in the documentation for the DEVICE.

No Liability for Certain Damages. EXCEPT AS PROHIBITED BY LAW, MICROSOFT CORPORATION AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

FOR APPLICABLE LIMITED WARRANTIES AND SPECIAL PROVISIONS PERTAINING TO YOUR PARTICULAR JURISDICTION, PLEASE REFER TO YOUR WARRANTY BOOKLET INCLUDED WITH THIS PACKAGE OR PROVIDED WITH THE SOFTWARE PRINTED MATERIALS.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

PRODUCT AND ROYALTY SCHEDULE

MOBILITY APPLICATIONS

PRODUCT TABLE

Product Name and Version	Licensable Part Number	Language Version *	Applicable Additional Provisions	Royalty**
Microsoft® Plus! Digital Media Edition for Windows® XP and Windows Mobile™ 2003 Software	T17-00008	(Non-specific)	(2155), (2156), (2157), (2158)	US$
Microsoft® Voice Command Version 1.5 for Windows Mobile™	T67-00024	(Non-specific)	(2139), (2159), (2160), (2161), (2162), (2163), (2182), (2183), (2184), (2185)	US$	[***]
Microsoft® Voice Command Version 1.5 for Windows Mobile™ (NPI)	T67-00025	(Non-specific)	(2139), (2156), (2160), (2161), (2163), (2168), (2182), (2183), (2184), (2185)	US$	[***]

*	Language versions are licensed only on an if and as available basis.

**	A Licensed Product is not licensed hereunder unless royalty rate(s) are indicated in the Product Table and the Product is licensed for one or more Device(s) described in the Devices section of this Agreement.

ADDITIONAL PROVISIONS KEY

The following provisions (“Additional Provisions”) apply to the Licensed Product(s) as indicated above and are in addition to the General Terms and Conditions of this Agreement. Capitalized terms used below and not otherwise defined have the meaning set forth in the General Terms and Conditions.

(2139) Chinese Language Versions Restrictions. Notwithstanding anything in this License Agreement to the contrary, this Licensed Product shall be subject to the following distribution limitations:

(a) (i) The Simplified Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of Taiwan; and

(ii) The Traditional Chinese language version of this Licensed Product may not be directly or indirectly distributed within or to the geographical boundaries of the People’s Republic of China (with the exception of Hong Kong and Macao).

(b) COMPANY shall advise its Channel of such distribution limitations. COMPANY shall defend, indemnify and hold harmless MS and MSCORP from and against all damages, costs and attorneys’ fees arising from third party claims or demands resulting from COMPANY’s failure to advise its Channel of such distribution limitations subject to the following:

(i) MS shall promptly notify COMPANY in writing of such claim;

(ii) COMPANY shall have sole control over the defense and/or settlement of such claim subject to Additional Provision 2139(b)(iii)-(v);

(iii) MS shall provide COMPANY with reasonable assistance in the defense of the claim;

(iv) MS and/or MSCORP shall have the right to participate in the defense and/or settlement at MS or MSCORP’s sole expense; and

(v) COMPANY shall not consent to the entry of any judgment or any settlement that would subject MS or MSCORP to any monetary payments without the prior, written consent of MS and/or MSCORP, which consent shall not be unreasonable withheld.

(2155) In non-English language versions of the Licensed Product, portions or the entirety of this software and/or documentation may be in English.

(2156) COMPANY shall obtain the Licensed Product from an Authorized Replicator and shall distribute the Licensed Product only (a) in the form and packaging as received from the Authorized Replicator and (b) inside the packaging for the Device with which the Licensed Product will operate. COMPANY shall not modify the Licensed Product as delivered by the Authorized Replicator nor shall COMPANY transfer or copy the Licensed Product to any other media. Preinstallation of the Licensed Product on the Device is not required.

(2157) The Licensed Product is designed for use with any Microsoft® Windows® XP version, including without limitation, Microsoft® Windows® XP Home Edition, Microsoft® Windows® XP Professional, Microsoft® Windows® XP Tablet PC Edition, and Microsoft® Windows® XP Media Center Edition, and with Microsoft® Windows Media® Player 9 Series. Furthermore, the Device components of the Licensed Product are designed for use with Microsoft® Pocket PC 2002 or later software version. The Licensed Product may not function

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properly with other operating system products or other media players. COMPANY shall provide to the end user these and any other system requirements (including operating system requirements) for the desktop computer(s) with which the end user may use the Device prior to purchase and in the End User Documentation.

(2158) The Licensed Product packaging shall include a EULA in compliance with the requirements of “Attachment 1 – EULA Terms” to this Product and Royalty Schedule in a manner that forms a contract binding to the end user.

(2159) COMPANY may install this Licensed Product as permitted in the Licensed Product Deliverables documentation. COMPANY is not licensed to, and agrees that it will not, modify in any way, or delete any aspect of this Licensed Product as delivered by MS in the Licensed Product Deliverables, except if and as specifically permitted in the Licensed Product Deliverables documentation.

(2160) This Licensed Product is designed for use with most versions of Microsoft® Windows Mobile™ 2003 Software for Pocket PC (except for Microsoft® Windows Mobile™ 2003 for Pocket PC, Shell Edition) and Microsoft® Windows Mobile™ 2003 Software for Smartphone, and other products MS may designate from time to time as successor versions to such products, The Licensed Product may not function properly with other operating system products. COMPANY shall provide to the end user these and any other system requirements (including operating system requirements) for the desktop computer(s) with which the end user may use the Device prior to purchase and in the End User Documentation.

(2161) Although the Licensed Product includes the Speech Applications Programming Interface (“SAPI”), COMPANY is not licensed to distribute, license or put in use the SAPI other than for operation of the Licensed Product.

(2162) In addition to the required terms of the EULA in COMPANY’s License Agreement for Microsoft® Windows Mobile™ 2003 Software for Pocket PC, the terms of Attachment 2 shall be added to such EULA, unless such terms were previously incorporated into the Windows Mobile 2003 Software for Pocket PC required EULA terms. [Insert after the “NOTICE REGARDING THE MPEG-4 VISUAL STANDARD” paragraph of EULA.]

(2163) COMPANY shall (a) distribute the end user warnings set forth in Attachment 3 (“End User Notice”), with each Device: (b) distribute the End User Notice in the primary language of the jurisdiction(s) in which COMPANY distributes the Device: and (c) present the End User Notice in a conspicuous manner, e.g., via the Device display and/or on the first pages of the Device End User Documentation. COMPANY may not alter or remove the text set forth in Attachment 3. Notwithstanding the foregoing, COMPANY may include additional or different text in the End User Notice so long as the additional text is no less protective of MS than the text set forth in Attachment 3.

COMPANY shall contractually obligate (e.g. by contract, invoice or other written instrument) the Channel to deliver the End User Notice together with each Device.

(2168) The Licensed Product packaging shall include a EULA in compliance with the requirements of Attachment 4 – EULA Terms to this Product and Royalty Schedule.

(2182) The Licensed Product includes speech recognition component(s).

COMPANY acknowledges and understands that: (a) speech recognition is inherently a statistical process; and (b) recognition errors are inherent in the process of speech recognition. COMPANY shall not distribute any advertising, promotional materials, or other materials related to the Device which contain information inconsistent with the foregoing. Neither MS nor its Suppliers shall be liable for any damages to any party arising out of errors in the speech recognition processes.

(2183) The Licensed Product features designed to invoke phone functions such as voice-activated dialing are only enabled on Devices running the phone edition of Microsoft® Windows Mobile™ Software for Pocket PC and Microsoft® Windows Mobile™ Software for Smartphone.

Such features may not invoke phone functions on devices that (a) do not run the phone edition of Microsoft® Windows Mobile™ Software for Pocket PC and Microsoft® Windows Mobile™ Software for Smartphone and/or (b) utilize third party hardware or software to provide telephony features and functionality.

(2184) COMPANY may distribute the corresponding language version of the Licensed Product for each language version of Microsoft® Windows Mobile™ Software for Pocket PC or Microsoft® Windows Mobile™ Software for Smartphone that is installed on the Device.

(2185) Prior to distribution of a Device with this Licensed Product installed on the Device, COMPANY shall ensure that the Device complies with the Device qualification guidelines and test requirements as outlined in the Licensed Product Deliverables documentation which will thereby qualify the Device for use with the Licensed Product.

DEVICES

Devices are described in the table below. Each listed Device must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY’s books and records) and externally (on the Device and packaging).

At COMPANY’s option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., “Jaguar model line”, “Jaguar Pro series”, “Jaguar Pro 750 model line”, “Jaguar Pro 950 series”, etc.). Devices defined by model line or series shall include all present models which include the designated model line or series name, (e.g., “Jaguar Pro model line” includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; “Jaguar series” includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; “Jaguar Pro 950 series” includes Jaguar Pro 950, Jaguar Pro 955, etc.).

COMPANY may elect to include as Device(s) new models which comply with all of the terms and conditions of the Agreement by notifying MS of any such new model(s) when COMPANY submits its royalty report for the reporting period in which each such new model is first distributed with Licensed Product. Any new model in a licensed model line or series which is not included in a Notice to Add Devices (and is

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thus not licensed for the applicable Licensed Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Device.

Product Number Key: Please refer to the Licensable Part Number in the Product Table above.

A product is not licensed for distribution with a listed Device, unless the product box for such product in the Device table below is marked with a “C”.

DEVICE TABLE

Model Name/Model Number	T67-00024	T67-00025
Treo Series	C	C

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name/Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Device and in COMPANY’s internal books and records).

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ATTACHMENT 1

EULA TERMS

COMPANY shall sublicense the Licensed Product to end users by means of a EULA. COMPANY shall provide clear notice to Device customers before or at the time of purchase that the Device package includes software that is subject to a license and that customer must agree to that license before it may use the software. COMPANY shall distribute the EULA in a manner that is intended to form a contract binding the end user to the EULA terms under applicable law. The EULA shall contain the following terms. COMPANY may also include additional terms in the EULA, so long as they are no less protective of MS than the terms set forth below.

REQUIRED EULA TEXT:

Microsoft® Plus! Digital Media Edition

IMPORTANT - READ CAREFULLY: This End-User License Agreement (“EULA”) is a legal agreement between you (either an individual or a single legal entity) and the manufacturer (“Manufacturer”) of the computer system or device with which you acquired the Microsoft software product(s) identified above (“SOFTWARE”). The SOFTWARE includes Microsoft computer software, and may include associated media, printed materials, “online” or electronic documentation, and internet based services. Note, however, that any software, documentation, or web services that are included in the SOFTWARE, or accessible via the SOFTWARE, and are accompanied by their own license agreements or terms of use are governed by such agreements rather than this EULA. The terms of a printed paper end user license agreement, which may accompany the SOFTWARE, supersede the terms of any on-screen EULA. This EULA is valid and grants the end-user rights ONLY if the SOFTWARE is genuine and a genuine Certificate of Authenticity for the SOFTWARE is included. For more information on identifying whether your software is genuine, please see [***].

By installing, copying, downloading, accessing or otherwise using the SOFTWARE, you agree to be bound by the terms of this EULA. If you do not agree to the terms of this EULA, you may not use or copy the SOFTWARE, and you should promptly contact Manufacturer for instructions on the return of the unused product(s) for a refund in accordance with Manufacturer’s return policies.

SOFTWARE LICENSE

GRANT OF LICENSE. Manufacturer grants you the following rights, provided you comply with all of the terms and conditions of this EULA:

•

General License Grant to Install and Use SOFTWARE. You may install and use one copy of the SOFTWARE on a single computer (“Computer”) for use with your Device (as defined below). You may make a second copy of certain components of the SOFTWARE and install such components on a handheld computer device (“Device”) for your exclusive use solely to exchange data and digital media between your Computer and your Device. A license for the SOFTWARE may not be shared.

•

Mandatory Activation. The license rights granted under this EULA are effective upon your activation of the SOFTWARE. The activation process is described during the setup sequence of the SOFTWARE. You can activate the SOFTWARE through the use of the Internet or telephone; toll charges may apply. You may also need to reactivate the SOFTWARE if you reconfigure the hardware of your Computer or your Device, or if you reconfigure the SOFTWARE. This SOFTWARE contains technological measures that are designed to prevent unlicensed or illegal use of the SOFTWARE. MS, Microsoft Corporation, their affiliates and/or designated agent will use those measures to confirm you have a legally licensed copy of the SOFTWARE. If you are not using a licensed copy of the SOFTWARE, you are not allowed to install the SOFTWARE or future SOFTWARE updates. Further, if the security for the activation process has been compromised, Microsoft Licensing, GP (“MS”), Microsoft Corporation and their subsidiaries may download software to repair any circumventions that are intended to disable the mandatory activation mechanism. MS, Microsoft Corporation, their affiliates and/or designated agent will not collect any personally identifiable information from your Computer or Device during this process.

•

Digital Rights Management. Content providers are using the digital rights management technology contained in this SOFTWARE (“DRM”) to protect the integrity of their content (“Secure Content”) so that their intellectual property, including copyright, in such content is not misappropriated. Portions of this SOFTWARE and third party applications such as media players use DRM to play Secure Content (“DRM Software”). If the DRM Software’s security has been compromised, owners of Secure Content (“Secure Content Owners”) may request that MS, Microsoft Corporation, their affiliates and/or their designated agent revoke the DRM Software’s right to copy, display and/or play Secure Content. Revocation does not alter the DRM Software’s ability to play unprotected content. A list of revoked DRM Software is sent to your Computer whenever you download a license for Secure Content from the Internet. You therefore agree that MS, Microsoft Corporation, their affiliates and/or designated agent may, in conjunction with such license, also download revocation lists onto your Computer on behalf of Secure Content Owners. MS, Microsoft Corporation, their affiliates and/or designated agent will not retrieve any personally identifiable information, or any other information, from your Computer or Device by downloading such revocation lists. Secure Content Owners may also require you to upgrade some of the DRM components in this Software (“DRM Upgrades”) before accessing their content. When you attempt to play such content,

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Microsoft DRM Software will notify you that a DRM Upgrade is required and then ask for your consent before the DRM Upgrade is downloaded. Third party DRM Software may do the same. If you decline the upgrade, you will not be able to access content that requires the DRM Upgrade; however, you will still be able to access unprotected content and Secure Content that does not require the upgrade.

•

Copy Protection. The SOFTWARE may include copy protection technology to prevent the unauthorized copying of the SOFTWARE or may require original media for use of the SOFTWARE on the Computer or Device. It is illegal to make unauthorized copies of the SOFTWARE or to circumvent any copy protection technology included in the SOFTWARE.

•

Back-up Copy. you may make a single back-up copy of the SOFTWARE. You may use one (1) back-up copy solely for your archival purposes and to reinstall the SOFTWARE on the COMPUTER. Except as expressly provided in this EULA or by local law, you may not otherwise make copies of the SOFTWARE, including the printed materials accompanying the SOFTWARE. You may not loan, rent, lease, lend or otherwise transfer the CD or back-up copy to another user.

•	Reservation of Rights. Manufacturer, MS and its suppliers (including Microsoft Corporation) reserve all rights not expressly granted to you in this EULA.

DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

•

Consent to Use of Data. You agree that MS and Microsoft Corporation and their affiliates may collect and use technical information gathered in any manner as part of the product support services provided to you, if any, related to the SOFTWARE. MS, Microsoft Corporation, their affiliates and/or designated agent may use this information solely to improve their products or to provide customized services or technologies to you. MS, Microsoft Corporation, their affiliates and/or designated agent may disclose this information to others, but not in a form that personally identifies you.

•

ADDITIONAL SOFTWARE/SERVICES. The terms of this EULA apply to Microsoft updates, supplements, add-on components, or Internet-based services components of the SOFTWARE (“Supplemental Components”) that Manufacturer, MS, Microsoft Corporation, their affiliates and/or designated agent may provide to you or make available to you after the date you obtain your initial copy of the SOFTWARE, unless other terms are provided along with such Supplemental Components. If other terms are not provided along with such Supplemental Components and the Supplemental Components are provided to you by MS, Microsoft Corporation, their affiliates and/or their designated agent then you will be licensed by such entity under the same terms and conditions of this EULA, except that (i) MS, Microsoft Corporation, their affiliates and/or designated agent providing the Supplemental Components will be the licensor with respect to such Supplemental Components in lieu of the “Manufacturer” for the purposes of the EULA, and (ii) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE SUPPLEMENTAL COMPONENTS AND ANY (IF ANY) SUPPORT SERVICES RELATED TO THE SUPPLEMENTAL COMPONENTS ARE PROVIDED AS IS AND WITH ALL FAULTS. ALL OTHER DISCLAIMERS, LIMITATION OF DAMAGES, AND SPECIAL PROVISIONS PROVIDED BELOW AND/OR OTHERWISE WITH THE SOFTWARE SHALL APPLY TO SUCH SUPPLEMENTAL COMPONENTS.

•

Manufacturer, MS, Microsoft Corporation, their affiliates and/or designated agent reserves the right to discontinue any Microsoft Internet-based services provided to you or made available to you through the use of the SOFTWARE.

•

This EULA does not grant you any rights to use the Windows Media Format Software Development Kit (“WMFSDK”) components contained in the SOFTWARE to develop a software application that uses Windows Media technology. If you wish to use the WMFSDK to develop such an application, visit [***], accept a separate license for the WMFSDK, download the appropriate WMFSDK, and install it on your system.

•

Limitations on Reverse Engineering, Decompilation, and Disassembly. You may not reverse engineer, decompile, or disassemble the SOFTWARE, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.

•

Separation of Component Parts. The SOFTWARE is licensed as a single product. Its component parts may not be separated for use on more than one Computer and one Device, unless expressly permitted by this EULA.

•

Single EULA. The package for the SOFTWARE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). In this case, you are only licensed to use the SOFTWARE for which a Certificate of Authenticity is provided.

•

Termination. Without prejudice to any other rights, Manufacturer or MS may cancel this EULA if you do not abide by the terms and conditions contained herein. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

•	Trademarks. This EULA does not grant you any rights in connection with any trademarks or service marks of Manufacturer, MS or its suppliers (including Microsoft Corporation and its subsidiaries).

•

Synch & Go Services: Upon activation of the SOFTWARE by you, you will be provided with a limited trial period to receive access to the Synch & Go service as described in the SOFTWARE documentation. Internet access charges by your internet access provider and/or toll charges may apply. You will be notified when this trial period is about to expire and provided with subscription fee information, should you wish to continue receiving access to the Synch & Go service.

•	No rental, leasing or commercial hosting. You may not rent, lease, lend or provide commercial hosting services to third parties with the SOFTWARE.

UPGRADES. If the SOFTWARE is labeled as an upgrade, you must be properly licensed to use a product identified by MS, Microsoft Corporation, their affiliates and/or their designated agent as being eligible for the upgrade in order to use the SOFTWARE (“Eligible Product”). For the purpose of upgrade(s) only, “HARDWARE” shall mean the computer system or Device with which you received the Eligible Product. SOFTWARE labeled as an upgrade replaces and/or supplements (and may disable, if upgrading a Microsoft software product) the Eligible Product which came with the HARDWARE and that formed the basis for your eligibility for the upgrade. After upgrading, you may no longer

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use the SOFTWARE that formed the basis for your upgrade eligibility (unless otherwise provided). You may use the resulting upgraded product only in accordance with the terms of this EULA and only with the HARDWARE. If the SOFTWARE is an upgrade of a component of a package of software programs that you licensed as a single product, the SOFTWARE may be used and transferred only as part of that single product package and may not be separated for use on more than one computer and/or one Device.

INTELLECTUAL PROPERTY RIGHTS. All title and intellectual property rights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text, and “applets” incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE are owned by MS or its suppliers (including Microsoft Corporation). The SOFTWARE is licensed, not sold. All title and intellectual property rights in and to the content that is not contained in the SOFTWARE, but may be accessed through use of the SOFTWARE, is the property of the respective content owners and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants you no rights to use such content. Use of any on-line services which may be accessed through the SOFTWARE may be governed by the respective terms of use relating to such services. If this SOFTWARE contains documentation that is provided only in electronic form, you may print one copy of such electronic documentation. You may not copy the printed materials accompanying the SOFTWARE.

PRODUCT SUPPORT. SOFTWARE support for the SOFTWARE is not provided by MS, Microsoft Corporation, their affiliates and/or their designated agent. For product support, please refer to Manufacturer’s support number provided in the documentation for the Device. Should you have any questions concerning this EULA, or if you desire to contact Manufacturer for any other reason, please refer to the address provided in the documentation for the Device.

EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE is subject to U.S. export jurisdiction. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see [***].

U.S. GOVERNMENT LICENSE RIGHTS. All SOFTWARE PRODUCT provided to the U.S. Government pursuant to solicitations issued on or after December 1, 1995 is provided with the commercial rights and restrictions described elsewhere herein. All SOFTWARE provided to the U.S. Government pursuant to solicitations issued prior to December 1, 1995 is provided with RESTRICTED RIGHTS as provided for in FAR, 48 CFR 52.227-14 (JUNE 1987) or FAR, 48 CFR 252.227-7013 (OCT 1988), as applicable.

NO LIABILITY FOR CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW, MS SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

FOR APPLICABLE LIMITED WARRANTIES AND SPECIAL PROVISIONS PERTAINING TO YOUR PARTICULAR JURISDICTION, PLEASE REFER TO YOUR WARRANTY BOOKLET INCLUDED WITH THIS PACKAGE OR PROVIDED WITH THE SOFTWARE PRINTED MATERIALS.

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ATTACHMENT 2

EULA TERMS

CONSENT TO USE DATA. You agree that MS, its subsidiaries and affiliates may collect and use technical information gathered in any manner as part of the product support services provided to you, if any, related to the Device Software. MS, its subsidiaries and affiliates may use this information solely to improve its products or to provide customized services or technologies to you. MS, its subsidiaries and affiliates may disclose this information to others, but not in a form that personally identifies you.

LINKS TO THIRD PARTY SITES. You may link to third party sites through the use of the Device Software. The third party sites are not under the control of MS, its subsidiaries and affiliates, and MS, its subsidiaries and affiliates are not responsible for the contents of any third party sites, any links contained in third party sites, or any changes or updates to third party sites. MS, its subsidiaries and affiliates are not responsible for Web casting or any other form of transmission received from any third party sites. MS, its subsidiaries and affiliates are providing these links to third party sites to you only as a convenience, and the inclusion of any link does not imply an endorsement by MS, its subsidiaries and affiliates of the third party site.

This EULA does not grant to you any rights to use the Device Software to produce, develop, or create any other speech-enabled functionality or technology. You may not use the Speech Applications Programming Interface (“SAPI”) that accompanies the Device Software for any purpose other than the specific use that is granted to you pursuant to the terms herein.

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ATTACHMENT 3

END USER NOTICE

Microsoft® Voice Command Version 1.5 for Windows Mobile™

(symbol) WARNING: Do not become distracted from driving safely if operating a motor vehicle while using Device Software.

Operating certain parts of this Device requires user attention. Diverting attention away from the road while driving can possibly cause an accident or other serious consequences. Even occasional, short diversions of attention can be dangerous if your attention is diverted away from your driving task at a critical time. Do not change system settings or enter data non-verbally (using your hands) while driving. Stop the vehicle in a safe and legal manner before attempting these operations. This is important since while setting up or changing some functions you might be required to distract your attention away from the road and remove your hands from the wheel.

Microsoft makes no representations, warranties or other determinations that ANY use of the Software Product is legal, safe, or in any manner recommended or intended while driving or otherwise operating a motor vehicle.

General Operation

Voice Command Control

Many of the functions of the Device Software can be accomplished using only voice commands. Using voice commands while driving allows you to initiate the command with a button and then operate the Device mostly without removing your hands from the wheel.

Prolonged Views of Screen

If you are driving, do not access any function requiring a prolonged view of the screen. Pull over in a safe and legal manner before attempting to access a function of the system requiring prolonged attention. Even occasional short scans to the screen may be hazardous if your attention has been diverted away from your driving task at a critical time.

Volume Setting

Do not raise the volume excessively. Keep the volume at a level where you can still hear outside traffic and emergency signals while driving. Driving while unable to hear these sounds could cause an accident.

Let Your Judgment Prevail

The Device Software is only an aid. Make your driving decisions based on your observations of local conditions and existing traffic regulations. The Device Software is not a substitute for your personal judgment.

Use of Speech Recognition Functions

Speech recognition software is inherently a statistical process which is subject to errors. It is your responsibility to monitor the speech recognition functions and address any errors.

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ATTACHMENT 4

EULA TERMS

COMPANY shall sublicense the Licensed Product to end users by means of a EULA. COMPANY shall provide clear notice to Device customers before or at the time of purchase that the Device package includes software that is subject to a license and that customer must agree to that license before it may use the software. COMPANY shall distribute the EULA in a manner that is intended to form a contract binding the end user to the EULA terms under applicable law. The EULA shall contain the following terms. COMPANY may also include additional terms in the EULA, so long as they are no less protective of MS than the terms set forth below.

REQUIRED EULA TEXT:

Microsoft® Voice Command Version 1.5 for Windows Mobile™

IMPORTANT—READ CAREFULLY: This End-User License Agreement (“EULA”) is a legal agreement between you (either an individual or a single legal entity) and the manufacturer (“Manufacturer”) of the computer system or device with which you acquired the Microsoft software product(s) identified above (“SOFTWARE”). The SOFTWARE includes Microsoft computer software, and may include associated media, printed materials, “online” or electronic documentation, and internet based services. Note, however, that any software, documentation, or web services that are included in the SOFTWARE, or accessible via the SOFTWARE, and are accompanied by their own license agreements or terms of use are governed by such agreements rather than this EULA. The terms of a printed paper end user license agreement, which may accompany the SOFTWARE, supersede the terms of any on-screen EULA. By installing, copying, downloading, accessing or otherwise using the SOFTWARE, you agree to be bound by the terms of this EULA. If you do not agree to the terms of this EULA, you may not use or copy the SOFTWARE, and you should promptly contact Manufacturer for instructions on the return of the unused product(s) for a refund in accordance with Manufacturer’s return policies.

SOFTWARE LICENSE

GRANT OF LICENSE. Manufacturer grants you the following rights, provided you comply with all of the terms and conditions of this EULA:

•

General License Grant to Install and Use SOFTWARE. If multiple language versions are included, you may install only one language version of the SOFTWARE on a single computer (“Computer”) for use with your Device (as defined below). You may make a second copy of certain components of the SOFTWARE and install such components on a handheld computer device (“Device”) for your exclusive use. A license for the SOFTWARE may not be shared.

•

Copy Protection. The SOFTWARE may include copy protection technology to prevent the unauthorized copying of the SOFTWARE or may require original media for use of the SOFTWARE on the Computer or Device. It is illegal to make unauthorized copies of the SOFTWARE or to circumvent any copy protection technology included in the SOFTWARE.

•

Back-up Copy. you may make a single back-up copy of the SOFTWARE. You may use one (1) back-up copy solely for your archival purposes and to reinstall the SOFTWARE on the COMPUTER. Except as expressly provided in this EULA or by local law, you may not otherwise make copies of the SOFTWARE, including the printed materials accompanying the SOFTWARE. You may not loan, rent, lease, lend or otherwise transfer the CD or back-up copy to another user.

•

INTELLECTUAL PROPERTY RIGHTS. All title and intellectual property rights in and to the SOFTWARE (including but not limited to any images, photographs, animations, video, audio, music, text, and “applets” incorporated into the SOFTWARE), the accompanying printed materials, and any copies of the SOFTWARE are owned by MS or its suppliers (including Microsoft Corporation). The SOFTWARE is licensed, not sold. All title and intellectual property rights in and to the content that is not contained in the SOFTWARE, but may be accessed through use of the SOFTWARE, is the property of the respective content owners and may be protected by applicable copyright or other intellectual property laws and treaties. This EULA grants you no rights to use such content. Use of any on-line services which may be accessed through the SOFTWARE may be governed by the respective terms of use relating to such services. If this SOFTWARE contains documentation that is provided only in electronic form, you may print one copy of such electronic documentation. You may not copy the printed materials accompanying the SOFTWARE. Manufacturer, MS and its suppliers (including Microsoft Corporation) reserve all rights not expressly granted to you in this EULA.

DESCRIPTION OF OTHER RIGHTS AND LIMITATIONS.

•

Speech Recognition. If the SOFTWARE includes speech recognition component(s), you should understand that speech recognition is inherently statistical processes and that errors can occur in the component’s recognition of your speech, and the final conversion into text. Neither [COMPANY] nor its suppliers shall be liable for any damages arising out of errors in the speech recognition process.

•

Consent to Use of Data. You agree that MS and Microsoft Corporation and their affiliates may collect and use technical information gathered in any manner as part of the product support services provided to you, if any, related to the SOFTWARE. MS, Microsoft Corporation and their affiliates may use this information solely to improve their products or to provide customized services or technologies to you. MS, Microsoft Corporation and their affiliates may disclose this information to others, but not in a form that personally identifies you.

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•

Links to Third Party Sites. The SOFTWARE may provide you with the ability to link to third party sites through the use of the SOFTWARE. The third party sites are not under the control of MS, Microsoft Corporation, their affiliates and/or their designated agent. Neither MS nor Microsoft Corporation nor their affiliates nor their designated agents are responsible for (i) the contents of any third party sites, any links contained in third party sites, or any changes or updates to third party sites; or (ii) webcasting or any other form of transmission received from any third party sites. If the SOFTWARE provides links to third party sites, those links are provided to you only as a convenience, and the inclusion of any link does not imply an endorsement of the third party site by MS, Microsoft Corporation, their affiliates and/or their designated agent.

•

Additional SOFTWARE/Services. The SOFTWARE may permit [COMPANY], MS, Microsoft Corporation or their affiliates to provide or make available to you SOFTWARE updates, supplements, add-on components, or Internet-based services components of the SOFTWARE after the date you obtain your initial copy of the SOFTWARE (“Supplemental Components”).

•	If [COMPANY] provides or makes available to you Supplemental Components and no other EULA terms are provided along with the Supplemental Components, then the terms of this EULA shall apply.

•

If MS, Microsoft Corporation or their affiliates make available Supplemental Components, and no other EULA terms are provided, then the terms of this EULA shall apply, except that the MS, Microsoft Corporation or affiliate entity providing the Supplemental Component(s) shall be the licensor of the Supplemental Component(s).

[COMPANY], MS, Microsoft Corporation and their affiliates reserve the right to discontinue any Internet-based services provided to you or made available to you through the use of the SOFTWARE.

•

Separation of Component Parts. The SOFTWARE is licensed as a single product. Its component parts may not be separated for use on more than one Computer and one Device, unless expressly permitted by this EULA.

•

Single EULA. The package for the SOFTWARE may contain multiple versions of this EULA, such as multiple translations and/or multiple media versions (e.g., in the user documentation and in the software). In this case, you are only licensed to use the SOFTWARE for which a Certificate of Authenticity is provided.

•

SOFTWARE Transfer. You may permanently transfer all of your rights under this EULA only as part of a sale or transfer of the DEVICE, provided you retain no copies, you transfer all of the SOFTWARE (including all component parts, the media and printed materials, any upgrades, this EULA and, if applicable, the Certificate(s) of Authenticity), and the recipient agrees to the terms of this EULA. If the SOFTWARE is an upgrade, any transfer must include all prior versions of the SOFTWARE.

•

Termination. Without prejudice to any other rights, Manufacturer or MS may cancel this EULA if you do not abide by the terms and conditions contained herein. In such event, you must destroy all copies of the SOFTWARE and all of its component parts.

•	Trademarks. This EULA does not grant you any rights in connection with any trademarks or service marks of Manufacturer, MS or its suppliers (including Microsoft Corporation and its subsidiaries).

•	No rental, leasing or commercial hosting. You may not rent, lease, lend or provide commercial hosting services to third parties with the SOFTWARE.

UPGRADES AND RECOVERY MEDIA

•

SOFTWARE. If the SOFTWARE is provided by Manufacturer separate from the Device on media such as a ROM chip, CD ROM disk(s) or via web download or other means, and is labeled “For Upgrade Purposes Only”, you may install one copy of such SOFTWARE onto the Device as a replacement copy for the existing SOFTWARE and use it in accordance with this EULA, including any additional EULA terms accompanying the upgrade SOFTWARE.

•

COMPANION CD. If any Companion CD component(s) are provided by [COMPANY] separate from the DEVICE on CD ROM disk(s) or via web download or other means, and labeled “For Upgrade Purposes Only” or, you may (i) install and use one copy of such component(s) on the computer(s) you use to exchange data with the DEVICE as a replacement copy for the existing Companion CD component(s).

PRODUCT SUPPORT. SOFTWARE support for the SOFTWARE is not provided by MS, Microsoft Corporation, or their affiliates or subsidiaries. For product support, please refer to Manufacturer’s support number provided in the documentation for the Device. Should you have any questions concerning this EULA, or if you desire to contact Manufacturer for any other reason, please refer to the address provided in the documentation for the Device.

EXPORT RESTRICTIONS. You acknowledge that the SOFTWARE is subject to U.S. export jurisdiction. You agree to comply with all applicable international and national laws that apply to the SOFTWARE, including the U.S. Export Administration Regulations, as well as end-user, end-use and destination restrictions issued by U.S. and other governments. For additional information, see [***].

NO LIABILITY FOR CERTAIN DAMAGES. EXCEPT AS PROHIBITED BY LAW, MICROSOFT CORPORATION AND THEIR AFFILITATES SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING FROM OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE SOFTWARE. THIS LIMITATION SHALL APPLY EVEN IF ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE.

FOR APPLICABLE LIMITED WARRANTIES AND SPECIAL PROVISIONS PERTAINING TO YOUR PARTICULAR JURISDICTION, PLEASE REFER TO YOUR WARRANTY BOOKLET INCLUDED WITH THIS PACKAGE OR PROVIDED WITH THE SOFTWARE PRINTED MATERIALS.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

THIRD PARTY INSTALLER SCHEDULE

Except as expressly provided in this Schedule, COMPANY shall not place a Memory Medium into Devices and/or place APM and End User Documentation in the Device packages, except on COMPANY premises by COMPANY employees. COMPANY may engage a third party installer specifically approved in writing by MS (“Third Party Installer”) to place a Memory Medium into Devices and/or place APM and End User Documentation in the Device packages, provided that all of the conditions listed below are and remain satisfied.

(a) COMPANY shall provide MS with the name, address, and business profile in the English language (including years in business, ownership profile, trade names used, nature of principal business activities, and summary of pertinent prior experience) of any Third Party Installer COMPANY intends to engage at least sixty (60) days before COMPANY intends to have the Third Party Installer begin work for COMPANY. The Third Party Installer must be approved in writing by MS prior to beginning work. MS shall approve or reject such Third Party Installer within ten (10) business days of receipt of the foregoing information from COMPANY. MS’s failure to reject such Third Party Installer within such ten (10) day period shall be deemed an approval of such Third Party Installer.

(b) COMPANY shall enter into a written agreement with the Third Party Installer (hereinafter “Installation Agreement”) that expressly provides that MS is a third party intended beneficiary of the Installation Agreement (with respect to the Licensed Products) with rights to enforce such agreement (with respect to the Licensed Products), and that requires the Third Party Installer:

(1) to comply with obligations identical to those imposed on COMPANY by Sections 2(a)(iii), 2(a)(iv), 2(a)(v), 2(b), 2(c), 2(i), and 17(a);

(2) to consent to venue and jurisdiction in the state and federal courts sitting in the State of New York with respect to any action brought by MS to enforce its rights under the Installation Agreement;

(3) to provide, with reasonable notice, access to Third Party Installer premises to audit or inspection team(s) sent on behalf of MS or COMPANY, in order that such team may perform an audit of the Third Party Installer’s Records and/or an inspection of the Third Party Installer’s procedures to determine compliance with the terms of the Installation Agreement and the License Agreement;

(4) to halt the placement of a Memory Medium into Devices and/or APM and End User Documentation in the Device packages upon notice from COMPANY or MS of the suspension, termination, cancellation, or expiration of the License Agreement;

(5) to distribute the Device(s) installed with the Image only to COMPANY, or to COMPANY’S Channel or COMPANY’s end user customers on behalf of COMPANY;

(6) to pay MS’ or COMPANY’s attorneys’ fees if COMPANY or MS employs attorneys to enforce either party’s respective rights arising out of the Installation Agreement;

(7) [Intentionally Left Blank];

(8) to use reasonable commercial efforts to maintain the inventory of Devices separate from inventory of third parties’ devices, if any, in the Third Party Installer’s possession; and

(9) (a) to keep confidential the Licensed Product, the terms of the Installation Agreement, and any other non-public information disclosed to Third Party Installer by COMPANY and MS (for example, MS or MSCORP licensing negotiations or terms and conditions, MS and MSCORP business policies or practices or know-how).

(b) to safeguard the Image from disclosure, using a standard of care which shall not be less than the standard of care Third Party Installer uses to protect its own most confidential information.

(c) to not reproduce, duplicate, copy or otherwise disclose, distribute or disseminate any part of the Image except for Third Party Installer’s own internal use by Third Party Installer’s employees or other personnel under Third Party Installer’s direct control, on a need-to-know basis on Third Party Installer’s premises.

(c) In order to distinguish COMPANY’s Devices from third parties’ Devices, prior to delivery of any Memory Medium, APM, and/or End User Documentation to any Third Party Installer, COMPANY shall require the AR to place COMPANY’s name at a conspicuous location on packaging of Memory Medium, APM, and End User Documentation delivered to the Third Party Installer by or on behalf of COMPANY.

(d) [Intentionally Left Blank]

(e) COMPANY hereby agrees to cease use of any Third Party Installer upon receipt of thirty (30) days prior written notice from MS of a material breach of this Schedule or the Installation Agreement with respect to the Licensed Products.

(f) Any breach by the Third Party Installer of the terms of the Installation Agreement or this License Agreement shall be deemed a material breach of this License Agreement by COMPANY.

(g) [Intentionally Left Blank]

(h) Upon written request, within thirty (30) days of COMPANY’s execution of the Installation Agreement with each Third Party Installer, COMPANY shall provide a copy of such agreement to MS at the address for notices specified in Addresses Schedule; provided, however that COMPANY may redact from the Installer Agreement information that COMPANY has a contractual obligation to keep confidential pursuant to a valid non-disclosure agreement between COMPANY and such third party installer.

(i) COMPANY shall promptly notify MS of the termination or expiration of the Installation Agreement.

(j) Section (f) shall survive any termination or expiration of this Schedule.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4

THIRD PARTY INTEGRATOR SCHEDULE

Notwithstanding anything to the contrary in the terms of the License Agreement, COMPANY may provide the Licensed Product Deliverables to a third party integrator (“Third Party Integrator”) under a separate license agreement, solely to allow the Third Party Integrator, on behalf of COMPANY, to use the Licensed Product Deliverables only for the purpose of creating (i) an Image, (ii) applications, or (iii) software drivers in connection with the Device, provided that all of the conditions listed below are, and remain, satisfied.

(a) COMPANY shall provide MS with the name, address, and business profile in the English language (including years in business, ownership profile, trade names used, principle business activities, and summary of any prior experience with installation or replication of MS products) of any Third Party Integrator COMPANY intends to engage at least sixty (60) days before COMPANY intends to have the Third Party Integrator begin work for COMPANY. The Third Party Integrator must be approved in writing by MS prior to beginning work. MS shall approve or reject such Third Party Integrator within ten (10) business days of receipt of the foregoing information from COMPANY. MS’s failure to reject such Third Party Integrator within such ten (10) day period shall be deemed an approval of such Third Party Integrator.

(b) COMPANY shall enter into a written agreement (“Sublicense”) with the Third Party Integrator that expressly provides that MS is a third party intended beneficiary of the Sublicense (with respect to the Licensed Products) with rights to enforce the Sublicense (with respect to the Licensed Products) and that requires the Third Party Integrator:

(i) to use the Licensed Product Deliverables only on Third Party Integrator premises by its employees in accordance with (A) the Licensed Product Deliverables end user license agreement or instructions, and (B) the terms of the applicable License Agreement that set forth the use of the Licensed Product Deliverables and/or the display and configuration limitations for the Licensed Product Binaries;

(ii) to comply with obligations identical to those imposed on COMPANY by the General Terms and Conditions of the License Agreement including, without limitation, those obligations set forth in Sections 2(i), 2(q), 2(s), and 13 of the General Terms and Conditions;

(iii) to consent to venue and jurisdiction in the state and federal courts sitting in the State of New York with respect to any action brought by MS to enforce its rights under the Sublicense;

(iv) to deliver the Image, applications, and software drivers created by Third Party Integrator only to COMPANY;

(v) to provide, with reasonable notice, access to Third Party Integrator premises to audit or inspection team(s) sent on behalf of MS or COMPANY, in order that such team may perform an audit of the Third Party Integrator’s Records and/or an inspection of the Third Party Integrator’s premises or procedures to determine compliance with the terms of the Sublicense;

(vi) to cease all use of the Licensed Product Deliverables or suspend installation of the Licensed Product or portions thereof upon notice from COMPANY or MS. In the event that MS requires the Third Party Integrator to suspend its activities, MS will provide thirty (30) days prior, written notice from COMPANY or MS of a material breach of the Sublicense;

(vii) to return, at Third Party Integrator’s expense, all Licensed Product Deliverables (including any portions thereof) to COMPANY or MS, as directed, within ten (10) days after cancellation or expiration of the Sublicense; and

(viii) to pay MS’ or its Suppliers or COMPANY’s attorneys’ fees if COMPANY or MS or its Suppliers employs attorneys to enforce any of its respective rights arising out of the Sublicense.

(c) (i) COMPANY shall immediately cancel or suspend any Sublicense upon receipt of written notice from MS that the Third Party Integrator has breached a material provision of the Sublicense or has caused COMPANY to be in breach of a material provision of the License Agreement. COMPANY may resume using the services of such Third Party Integrator provided that: (1) COMPANY and/or Third Party Integrator is able to completely cure such breach within fifteen (15) days of COMPANY’s receipt of notice, and (2) MS has confirmed the breach has been cured to its satisfaction, and (3) MS has agreed in writing to COMPANY’s continued use of the Third Party Integrator.

(ii) COMPANY shall immediately cancel any Sublicense upon the cancellation or expiration of the License Agreement or this Third Party Integrator Schedule.

(d) COMPANY shall require the Third Party Integrator to immediately return all copies of the Licensed Product Deliverables or any portion thereof, in the Third Party Integrator’s possession upon cancellation or expiration of the Sublicense.

(e) Any breach by the Third Party Integrator of the terms of the Sublicense or this License Agreement shall be deemed a material breach of this License Agreement by COMPANY.

(f) [Intentionally Omitted]

(g) Upon written request, within thirty (30) days of COMPANY’s execution of the Integrator Agreement with each Third Party Integrator, COMPANY shall provide a copy of such agreement to MS at the address for notices specified in Addresses Schedule; provided, however that COMPANY may redact from the Integrator Agreement information that COMPANY has a contractual obligation to keep confidential pursuant to a valid non-disclosure agreement between COMPANY and such third party installer.

(h) COMPANY shall promptly notify MS of the cancellation or, expiration of the terms of a Sublicense.

(i) Sections (c)(ii), (d), and (e) of this Third Party Integrator Schedule shall survive any cancellation or expiration of the License Agreement and/or this Third Party Integrator Schedule.

CONFIDENTIAL

Amendment Number 2 dated August 1, 2005 to Microsoft OEM Embedded Operating Systems License Agreement For Reference Platform Devices # 5140570011 dated February 25, 2005

Tracking Number: 5140570037-4